Public Service Enterprise Group PSEG Earnings Conference Call 4 th Quarter & Year-end 2012 February 21, 2013 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,”
“intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in Item 1A.
Risk Factors, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), Item 8.  Financial Statements and
Supplementary Data —Note 13. Commitments and Contingent Liabilities, and other factors discussed in filings we make with the United States Securities and
Exchange Commission (SEC). These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission  in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or, even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision.
Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.  The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2012 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

Q4 Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  207 $  237
Reconciling Items, Net of Tax
17 123
Income from Continuing Operations
$  224  $  360
Net Income
$  224  $  360
EPS from Operating Earnings*
$  0.41  $  0.47
Quarter ended December 31
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  1,236 $  1,389
Reconciling Items, Net of Tax
39 18
Income from Continuing Operations
$  1,275  $  1,407
Discontinued Operations
- 96
Net Income
$  1,275 $  1,503
EPS from Operating Earnings*
$  2.44 $  2.74
Twelve Months ended December 31
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – 2012 Highlights
2012 Earnings in-line with guidance
Achieved operating earnings of $2.44 per share, at the high end of guidance range of $2.25-$2.50, including storm-related costs at PSE&G
PSE&G represented 43% of consolidated operating earnings with growth in transmission
Operational excellence
Record output from CCGTs, continued strong production from Nuclear, and
Power’s control of O&M supported results
PSE&G recognized for reliability:  National ReliabilityOne Excellence Award,
Mid-Atlantic Reliability Award, and the Award for Outstanding Response
to a Major Outage Event; as well as EEI’s Emergency Response Award
PSEG disciplined capital investment
Key regulatory approvals received for major transmission projects
BPU decisions pending on Solar4All Extension and Solar Loan III
Power added 400 MW of new peakers in time to respond to summer demand
Holdings added 40 MW of new solar capacity

PSE&G Responds to Superstorm Sandy

New $3.9 Billion Infrastructure Program filed with the NJBPU to strengthen PSE&G’s electric and gas system focusing on
hardening and resiliency
Plan to invest an additional $1.5 Billion in Transmission grid over the ten-year period
PSE&G’s Infrastructure proposal includes:
Better protection for homes and businesses during severe weather and improved day to day system reliability
Proposed filing creates ~5,800 jobs and stimulates economic
activity for New Jersey businesses
Protecting 40 utility installations from severe storms
Making the electric grid smarter and easier to repair
Adding backup distribution lines and system redundancies
Undergrounding 20 miles of overhead distribution lines
Modernizing the gas distribution system

PSEG – Introducing 2013 Guidance
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.  E = Estimate.
$2.25 - $2.50E
$2.74
$2.44
2011 Operating Earnings* 2012 Operating Earnings* 2013 Operating Earnings Guidance

PSEG 2012 Q4 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q4 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  122 $  134 $  0.24 $  0.27
PSE&G
75 99 0.15 0.19
PSEG Energy Holdings/
Enterprise
10 4 0.02 0.01
Operating Earnings*
$  207  $  237 $  0.41 $  0.47
Quarter ended December 31
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.47
.01
$0.41
(.03)
(.04)
0.00
0.25
0.50
PSEG EPS Reconciliation – Q4 2012 versus Q4 2011
Lower Pricing (.08)
Lower Volume  (.02)
Capacity .06
O&M .02
Other (.01)
Transmission .02
Weather .02
O&M  (.06)
Taxes (.04)
Other .02
Q4 2012
Operating
Earnings*
Q4 2011
Operating
Earnings*
PSEG Power PSE&G Energy
Holdings/
Enterprise
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
New Solar
Investment

Full-year Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  644  $  845  $  1.27 $  1.67
PSE&G
528 521 1.04 1.03
PSEG Energy Holdings/
Enterprise
64 23 0.13 0.04
Operating Earnings*
$  1,236  $  1,389 $  2.44 $  2.74
Twelve Months ended
December 31
•See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2.74
.01
.09
$2.44
(.40)
0.00
0.50
1.00
1.50
2.00
2.50
3.00
PSEG EPS Reconciliation – Full-year 2012 versus
Full-year 2011
Lower Pricing (.40)
Lower Volume (.03)
O&M .05
Financing Costs .03
Lower
Coal Sales
& Other (.05)
Transmission .10
Distribution (.03)
O&M (.08)
Weather .01
D&A (.03)
Tax
Settlement  .06
Other Income .03
Tax & Other (.05)
2012
Operating
Earnings*
2011
Operating
Earnings*
PSEG Power PSE&G
PSEG Energy
Holdings/
Enterprise
Tax
Settlement .08
Solar
Investments
.02
Lower Lease
Revenues &
Other  (.01)
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2012 Q4 Review

PSEG Power – Q4 2012 EPS Summary
$ millions (except EPS)
Q4 2012 Q4 2011 Variance
Operating Revenues
$  1,281 $  1,493 $  (212)
Operating Earnings
$  122  $  134 $  (12)
Pro Forma Adjustments,
Net of Tax**
(13) 92 (105)
Income from Continuing Operations
$  109 $  226 $  (117)
Net Income
$  109  $  226 $  (117)
EPS from Operating Earnings*
$  0.24  $  0.27 $  (0.03)
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
**Includes the financial impact from Mark-to-Market positions with forward delivery months.

$0.27
.02
$0.24
(.05)
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
Lower Energy
Pricing (.08)
Volume (.02)
Capacity .06
Other (.01)
PSEG Power EPS Reconciliation – Q4 2012 versus Q4 2011
Q4 2012
Operating
Earnings*
Q4 2011
Operating
Earnings*
O&M
Reduction
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

30,125
29,773
7,937
5,777
15,918
16,961
0
30,000
60,000
2011 2012
PSEG Power – Generation Measures
7,474
7,169
3,830
3,453
897
1,122
0
7,500
15,000
2011 2012
Quarter ended December 31
Total Nuclear Total Coal*
Oil & Natural Gas
PSEG Power – Generation (GWh)
12,201
11,744
Twelve Months ended December 31
53,980
52,511
CCGTs
+5.7%
in 2012
* Includes figures for Pumped Storages and includes Hudson and Mercer with Gas.

PSEG Power – Capacity Factor Performance
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage and includes Hudson and Mercer with Gas.
Twelve Months ended December 31
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 92.8% 91.1%
Combined Cycle
PJM and NY 53.8% 56.5%
Coal*
NJ (Coal/Gas) 24.6% 10.9%
PA 73.9% 67.5%
CT 13.8% 2.9%
Quarter ended December 31
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 91.3% 87.3%
Combined Cycle
PJM and NY 52.5% 45.3%
Coal*
NJ (Coal/Gas) 1.0% 1.3%
PA 53.2% 64.0%
CT 0.0% 2.9%

PSEG Power – Fuel Costs
Quarter ended December 31
($ millions) 2011 2012
Coal 30.8 32.8
Oil & Gas 136.1 117.6
Total Fossil 166.9 150.4
Nuclear 46.3 50.9
Total Fuel Cost 213.2 201.3
Total Generation
(GWh)
12,201 11,744
$ / MWh 17.47 17.14
PSEG Power – Fuel Costs
Full-year
($ millions) 2011 2012
Coal 302.1 175.1
Oil & Gas 666.4 525.5
Total Fossil 968.5 700.6
Nuclear 181.7 201.6
Total Fuel Cost 1,150.2 902.2
Total Generation
(GWh)
53,980 52,511
$ / MWh 21.31 17.18

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2011 2012
$0
$25
$50
$75
2010 2011 2012
$53
$49
Quarter ended
December 31
Twelve  Months ended
December 31
$54
$52
Hedge prices declined year over year but spot prices improved in Q4
Migration volumes in line with expectations, headroom narrowed in Q4
Combined cycle output sets new record, up 5.7% for the year
Regional Performance
Region
2012 Gross
Margin ($M)
2012 Performance
PJM $2,266
Lower pricing and volume for the
year.  Higher capacity pricing in the
second half of 2012 offset lower
pricing from the first half.
New
England
$60
Favorable pricing.
New York $60
Favorable pricing and generation.
PSEG Power Gross Margin ($/MWh)
$46
$45

Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy/Transmission
Component for Market Risk
Market Perspective – 2013 BGS Auction Results
… reflect improvement from prior year.
Note: BGS prices reflect PSE&G Zone; results for 2011-2013 will be the new blended prices beginning June 1, 2013.
2009 2010 2011 2012 2013
$103.72
~ $47
$95.77
$94.30
~ $47 ~ $48
~ $46
$83.88
~ $53
$92.18
$48
-
$50
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40
Three-Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of February 11, 2013.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 35 35 35
Base Load % Hedged 100% 80-85% 40-45%
(Nuclear and Base Load Coal)
Price $/MWh $50 $49 $51
Volume TWh 20 19 18
Intermediate Coal, Combined % Hedged 30-35% 0% 0%
Cycle, Peaking
Price $/MWh $50 $49 $51
Volume TWh 53-55 53-55 52-54
Total % Hedged 75-80% 50-60% 25-30%
Price $/MWh $50 $49 $51
2013 2014 2015

PSEG Power – Q4 2012 Operating Highlights
Q4 output down 4% from Q4 2011 due mainly to temporary, storm-related outages
Nuclear capacity factor of 91.1% for 2012
O&M cost control posted year-over-year improvement for operating earnings
Salem 2 and Peach Bottom 2 refuelings in Q4 drove output moderately lower
Operations
Regulatory and Market Environment
Financial
2013 BGS auction priced higher at $92.18/MWh vs. $83.88 in 2012 for PSE&G contract
MOPR settlement decision pending at FERC; Federal Court case on LCAPP set for hearing in late March 2013
2013 anticipated baseload output hedged at an average price of $50/MWh
Power redeemed $250 million, 5% Senior Note due 2014 in December 2012;
next maturity is a $300 million, 2.50% Senior Note due April 2013
Superstorm Sandy cost estimates:  $85 million in Q4;
$300 million in total over the next two years (excluding insurance recovery)
Power’s total debt as a percentage of capital at year-end was 30%

PSE&G 2012 Q4 Review

PSE&G – Q4 Earnings Summary
$ millions (except EPS)
Q4 2012 Q4 2011 Variance
Operating Revenues
$  1,597 $  1,608 $  (11)
Operating Expenses
779 827 (48)
416 358 58
183 171 12
26 31 (5)
Total Operating Expenses
1,404 1,387 17
Operating Earnings / Net Income
$  75 $  99 $  (24)
EPS from Operating Earnings
$  0.15 $  0.19 $  (0.04)
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Energy Costs
Operation & Maintenance
Depreciation & Amortization
Taxes Other than Income Taxes

$0.19
.04
$0.15
(.06)
(.02)
0.00
0.05
0.10
0.15
0.20
0.25

PSE&G EPS Reconciliation – Q4 2012 versus Q4 2011
Q4 2012
Operating
Earnings*
Q4 2011
Operating
Earnings*
Transmission
Margin .02
Weather .02
Storm
Restoration (.04)
O&M (.02)
Depreciation
and Taxes
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSE&G – Q4 Operating Highlights
PSE&G filed a new infrastructure program with the NJBPU that proposes to invest
$3.9 billion over the next ten years focusing on electric/gas system hardening and resiliency
Additional transmission projects of approximately $1.5 billion over the next ten years also proposed for system hardening
Annual formula rate transmission revenue increase of $174 million, effective January 1, 2013
NJBPU approved deferral of 2012 Superstorm Sandy and Irene costs
Construction of major transmission lines underway
BPU decisions pending on both Solar filings
PSE&G earned its authorized return in 2012
Issued $400 million of secured, 30-year medium-term notes at 3.80%
Operations
Regulatory and Market Environment
Financial
2.1 million electric service restorations in the aftermath of Superstorm Sandy
Q4 storm restoration cost was a ($0.05) impact to operating earnings
Heating degree days 21% above Q4 2011 but 2.4% below normal weather
Storm-related outages reduced kWh sales by 2.7% in 4Q 2012 and 0.6% for 2012

PSEG Energy Holdings/Enterprise 2012 Q4 Review

PSEG Energy Holdings/Enterprise – Q4 2012 Earnings
Summary
$ millions (except EPS)
Q4 2012 Q4 2011 Variance
Operating Earnings
$  10 $  4 $  6
Lease Transaction Activity
30 (3) 33
Gain on Asset Sale
- 34 (34)
Net Income
$  40 $  35 $  5
EPS from Operating Earnings*
$  0.02 $  0.01 $  0.01
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Energy Holdings/Enterprise – Q4 Operating Highlights
Financial
Added 2 solar projects with 40MW of capacity; total solar
capacity now at 69 MW
LILO/SILO issues resolved with 2012 IRS tax settlement

PSEG

PSEG Financial Highlights
Introducing 2013 operating earnings guidance of $2.25 - $2.50 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to provide ~50% of 2013 operating earnings
Initiating a new $5.4 billion, ten-year infrastructure spending program to strengthen PSE&G’s infrastructure and communications, and to enhance customer reliability and service
Increased common dividend to indicative annual rate of $1.44 per share;
positioned for future growth
Executing on existing transmission capital spending program
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports dividend growth and funds capital spending program
without the need to issue equity
Debt as a percentage of capital was 41% at December 31, 2012

PSEG 2013 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2013E 2012A
PSE&G
$580 – $635 $528
PSEG Power
$535 – $600 $644
PSEG Energy
Holdings/Enterprise
$25 – $35   $64
Operating Earnings*
$1,140 – $1,270 $ 1,236
Earnings per Share
$ 2.25 – $ 2.50 $2.44
* See Slide 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of December 31, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $276 $324
5-Year Credit Facility (Power) Mar-17 1,600 65 1,535
5-Year Credit Facility (Power) Apr-16 1,000 0 1,000
5-Year Bilateral (Power) Sep-15 100 100 0
5-year Credit Facility (PSEG) Mar-17 500 4 496
5-year Credit Facility (PSEG) Apr-16 500 0 500
Total $4,300 $445 $3,855
$222
PSE&G ST Investment $65
Total Liquidity Available
$4,142
Total Parent / Power Liquidity $3,753
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
Three Months Ended Year Ended
December 31, December 31,
2012 2011 2012 2011
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) $            3 $           - $          52 $        50
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 23 92 (10) 107
Lease Related Activity (PSEG Energy Holdings) 30 (3) 36 (173)
Storm O&M (PSEG Power) (39) - (39) -
Gain on Sale of Qwest Building (PSEG Energy Holdings) - 34 - 34
Total Pro-forma adjustments $           17 $      123 $          39 $        18
Fully Diluted Average Shares Outstanding (in Millions) 507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) $           - $         - $       0.10 $     0.10
Gain (Loss) on MTM
(a)
(PSEG Power) 0.05 0.18 (0.02) 0.21
Lease Related Activity (PSEG Energy Holdings) 0.06 - 0.07 (0.34)
Storm O&M (PSEG Power) (0.08) - (0.08) -
Gain on Sale of Qwest Building (PSEG Energy Holdings) - 0.06 - 0.06
Total Pro-forma adjustments $        0.03 $     0.24 $       0.07 $     0.03
(a) Includes the financial impact from positions with forward delivery months.